Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
June 30, 1998



Expected B Maturity 3/17/2003


Blended Coupon 5.8105%


Excess Protection Level
3 Month Average   4.64%
June, 1998   4.72%
May, 1998   4.96%
April, 1998   4.23%


Cash Yield17.67%


Investor Charge Offs 5.10%


Base Rate 7.84%


Over 35 Day Delinquency 5.06%


Seller's Interest12.61%


Total Payment Rate13.35%


Total Principal Balance$35,974,950,178.51


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,536,555,660.02